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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 1, 2000 included in the Company's Form 10-KSB for the fiscal year ended January 2, 2000 and to all references to our firm included in this Registration Statement.



                                            VIRCHOW, KRAUSE & COMPANY, LLP
                                            (FKA: LUND KOEHLER COX & ARKEMA LLP)



Minneapolis, Minnesota
January 26, 2001